NEWS 1 www.facebook.com/ford www.medium.com/@fordwww.twitter.com/ford www.instagram.com/ford ‘Refounded’ Ford to Show How Customer-Focused Segments Will Drive Value and Growth, Changes in Financial Reporting • Says results will now be reported by Ford Blue (iconic gas, hybrid vehicles), Ford Model e (breakthrough EVs) and Ford Pro (commercial products, services), not by regional markets • Believes Ford+ will produce solid growth and sustained, healthy profitability and returns by deploying new technologies, achieving higher quality, lowering costs and complexity • Reconfirms late-2026 margin targets of 10% for company adjusted EBIT and 8% for Ford Model e – the latter driven by ambitious scaling of EV production run rates • Points to Ford Pro as a powerful illustration of how customer-relevant, software-enabled vehicles and services will generate value across all three segments • Reaffirms full-year 2023 adjusted EBIT guidance of $9 billion to $11 billion; provides segment-level outlooks; plans to share more information at Capital Markets Day on May 22 NEW YORK, March 23, 2023 – Ford today will walk investors, analysts and others through how the company is now organized and operating – and will report financial results – based on three new global business segments that are focused on different automotive customers, rather than by geographic regions. Leaders will also summarize ways that the segments will deliver exceptional value to their respective customers and, together, for other Ford stakeholders: Ford Blue with iconic gas and hybrid vehicles, Ford Model e via breakthrough digital capabilities and electric vehicles, and Ford Pro with products and services to help commercial customers maximize their operations. The “teach-in” event will be held at 10:00 a.m. Eastern Time at the New York Stock Exchange and streamed, “live” and on replay, via shareholder.ford.com. “We’ve essentially ‘refounded’ Ford, with business segments that provide new degrees of strategic clarity, insight and accountability to the Ford+ plan for growth and value,” CFO John Lawler said. “It’s not only about changing how we report financial results; we’re transforming how we think, make decisions and run the company, and allocate capital for highest returns.” Lawler said the teach-in will help investors and analysts develop new models for projecting, tracking and valuing the individual and collective performances of Ford’s new segments, after decades of the business being managed and reporting financial results by regional markets. Ford Controller Cathy O’Callaghan will highlight how three principles guided the new segmentation: 1) Fairly representing the business models of each segment 2) Giving the Ford Blue, Ford Model e and Ford Pro teams both the latitude and accountability for their success, and 3) Being easy to understand and simple to execute, so that everyone can see how Ford is generating value for customers and other stakeholders.

2 “This wasn’t a simple proforma spreadsheet exercise,” O’Callaghan said. “It represents nearly a year of disciplined work by hundreds of Ford people to help us capture the huge strategic opportunity of Ford+ and provide unique transparency into our business.” During the event and in supporting material available online – including recast segment results for 2022 by quarter and full-year 2021 (summary attached) – Ford will explain how assets are assigned and revenue and costs are reported across the segments. The company will also describe accounting for products supplied between segments. For example, vehicles sold by Ford Pro to its commercial customers will be manufactured by Ford Blue or Ford Model e. Additionally, Ford today will: • Reiterate a 10% margin target for company adjusted EBIT (earnings before interest and taxes) by the end of 2026 • Confirm that, among the new business segments, Ford Blue and Ford Pro are both solidly profitable and well-positioned for growth • Repeat its 8% EBIT margin objective by late 2026 for Ford Model e, which is tied to planned global electric vehicle production run rates of 600,000 units by the end of 2023 and two million by the end of 2026 • Say that the contribution margin of Ford Model e’s first-generation EVs – representing revenue minus certain variable costs – is expected to approach break-even this year, but be more than offset on an EBIT basis by higher investments in new EV products and manufacturing capacity • Reiterate that it anticipates full-year adjusted EBIT to be $9 billion to $11 billion – and adjusted free cash flow to be about $6 billion – based on assumptions outlined in the fourth-quarter 2022 earnings release on Feb. 2, and • Provide 2023 segment-level EBIT expectations: about $7 billion for Ford Blue, a modest improvement from last year; a full-year loss of about $3 billion for Ford Model e; and EBIT approaching $6 billion for Ford Pro, nearly twice its 2022 earnings. Ford plans to announce first-quarter results on Tuesday, May 2. On May 22, Ford will host its next Capital Markets Day in Dearborn. On that day, executives will provide extensive updates on the strategic potential and progress of Ford+ and the company’s rapidly expanding capabilities in software and services, along with deep dives into plans and key performance indicators for each of the business segments. # # # About Ford Motor Company Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services. The company does that through three customer- centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough EVs along with embedded software that defines exceptional digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, Ford is pursuing mobility solutions through Ford Next, and provides financial services through Ford Motor Credit Company. Ford employs about 173,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com.

3 Contacts: Fixed-Income Media T.R. Reid 1.313.319.6683 Equity Investment Community Lynn Antipas Tyson 1.914.485.1150 Investment Community Jessica Vila- Goulding Shareholder Inquiries 1.800.555.5259 or 1.313.845.8540 treid22@ford.com ltyson4@ford.com 1.313.248.3896 jvila5@ford.com stockinf@ford.com Adjusted EBIT is a non-GAAP financial measure. Ford does not provide guidance on a net income basis, the comparable GAAP measure. Ford’s net income in 2023 will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty, including gains and losses on pension and OPEB remeasurements. Adjusted free cash flow is a non-GAAP financial measure. Ford does not provide guidance for net cash provided by/(used in) operating activities, the comparable GAAP measure. Ford’s net cash provided by/(used in) operating activities in 2023 will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty, including cash flows related to the Company's exposures to foreign currency exchange rates and certain commodity prices (separate from any related hedges), Ford Credit's operating cash flows, and cash flows related to special items, including separation payments, each of which individually or in the aggregate could have a significant impact to our net cash provided by/(used in) our operating activities. Contribution margin is calculated by subtracting material, warranty, freight and duty expenses from revenue.

4 Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford and Ford Credit’s financial condition and results of operations have been and may continue to be adversely affected by public health issues, including epidemics or pandemics such as COVID-19; • Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule and specifications, and a shortage of or inability to acquire key components, such as semiconductors, or raw materials, such as lithium, cobalt, nickel, graphite, and manganese, can disrupt Ford’s production of vehicles; • To facilitate access to the raw materials necessary for the production of electric vehicles, Ford has entered into, and expects to continue to enter into, multi-year commitments to raw material suppliers that subject Ford to risks associated with lower future demand for such materials as well as costs that fluctuate and are difficult to accurately forecast; • Ford’s long-term competitiveness depends on the successful execution of Ford+; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, restructurings, or new business strategies; • Operational systems, security systems, vehicles, and services could be affected by cyber incidents, ransomware attacks, and other disruptions and impact Ford and Ford Credit as well as their suppliers and dealers; • Ford’s production, as well as Ford’s suppliers’ production, and/or the ability to deliver products to consumers could be disrupted by labor issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Ford’s ability to attract and retain talented, diverse, and highly skilled employees is critical to its success and competitiveness; • Ford’s new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and digital and software services industries and its reputation may be harmed if it is unable to achieve the initiatives it has announced; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • With a global footprint, Ford’s results could be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events; • Industry sales volume can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event;

5 • Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors; • Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • The impact of government incentives on Ford’s business could be significant, and Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Economic and demographic experience for pension and OPEB plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise; • Ford may need to substantially modify its product plans and facilities to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations; • Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, and data protection laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and • Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. .

6